UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K
Current Report

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Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 26, 2018
Date of Report (Date of earliest event reported)

Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)

Georgia	No. 001-34981	No. 58-1416811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)
(404) 639-6500
Registrant’s telephone number, including area code
________________________________
N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2018 Annual Meeting of Shareholders held on April 26, 2018, the shareholders of Fidelity Southern Corporation (the “Company”) approved the Fidelity Southern Corporation 2018 Omnibus Incentive Plan (the “Plan”).  A description of the material terms of the Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-34981) as filed with the Securities and Exchange Commission on April 3, 2018.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Fidelity Southern Corporation (“Fidelity”) held its Annual Meeting of Shareholders (“Annual Meeting”) on April 26, 2018. There were four matters submitted to a vote of security holders at the Annual Meeting.
As of March 5, 2018, the record date for the Annual Meeting, there were 27,032,921 shares of Common Stock of Fidelity eligible to be voted and 24,956,037 shares were represented at the meeting by the holders thereof, which constituted a quorum.
The first proposal was the election of eleven directors to serve until the 2019 Annual Meeting of shareholders or until their successors are elected and qualified. The shareholders approved each of the eleven nominees. The number of votes for the election of the directors was as follows:

Director	Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
James B. Miller, Jr.	21,800,322	1,459,020	26,733	1,669,962
Major General (Ret) David R. Bockel	20,855,209	2,424,774	6,092	1,669,962
Rodney D. Bullard	23,228,999	54,556	2,519	1,669,962
Wm. Millard Choate	22,204,651	851,704	229,719	1,669,962
Dr. Donald A. Harp, Jr.	22,077,625	1,203,377	5,072	1,669,962
Kevin S. King, Esq.	21,325,288	1,955,714	5,072	1,669,962
William C. Lankford, Jr.	22,255,341	1,028,397	2,336	1,669,962
Gloria A. O'Neal	23,257,690	25,980	2,404	1,669,962
H. Palmer Proctor, Jr.	23,122,778	161,318	1,978	1,669,962
W. Clyde Shepherd III	22,166,436	1,114,853	4,785	1,669,962
Rankin M. Smith, Jr.	21,287,922	1,992,982	5,171	1,669,962
The second proposal was a non-binding advisory vote on the compensation of its “Named Executive Officers” as described in the proxy statement. This proposal gave Fidelity’s shareholders the opportunity to endorse or not endorse executive compensation and policies. The shareholders approved this proposal. The number of votes for the proposal endorsing the compensation was as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
19,896,236	3,269,756	120,082	1,669,962
The third proposal was for the ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The shareholders ratified the appointment of Ernst & Young LLP. The number of votes for the ratification of Ernst & Young LLP was as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
23,692,376	1,257,288	6,372	—
The fourth proposal was to approve the Fidelity Southern Corporation 2018 Omnibus Incentive Plan. The shareholders approved this proposal.The number of votes for the ratification of the Incentive Plan were as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non Votes
16,665,046	6,587,614	33,414	1,669,962

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION (Registrant)
/s/ Charles D. Christy
Charles D. Christy
Chief Financial Officer
April 27, 2018